                               PURCHASE AGREEMENT
                               ------------------

THIS  AGREEMENT  dated  as  of  the  2nd  day  of  November,  2001.


BETWEEN:

           GLEN  MACDONALD,  of  420  -  625  Howe  Street,  Vancouver, BC,
           ---------------                                  Canada, V6C 2T6

           (hereinafter  called  the  "Vendor")

AND:

           TEXADA  VENTURES INC., of 2300 West Sahara Avenue, Suite 500, Box 18,
           ---------------------                             Las Vegas NV  89102

           (hereinafter  called  the  "Purchaser")


WHEREAS:

A. The Vendor is the sole recorded and beneficial owner of the mineral claim described in Schedule "A" hereto (the "Property");

B. The Vendor wishes to sell an undivided 100% interest in and to the Property to the Purchaser and the Purchaser wishes to acquire such interest pursuant to the terms and conditions hereinafter set out;


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

VENDOR'S  REPRESENTATIONS  AND  WARRANTIES
------------------------------------------

1.         The  Vendor  represents  and  warrants  to  the  Purchaser  that:

    (a) He is the sole recorded and beneficial owner of an undivided l00% interest in and to the Property;

    (b) The claim comprising the Property has been, to the best of the information and belief of the Vendor, properly located and staked and recorded in compliance with the laws of the jurisdiction in which it is situate, is accurately described in Schedule "A" and is a valid and subsisting mineral claim as at the date of this Agreement;

    (c) The Property is in good standing under all applicable laws and regulations, all assessment work required to be performed and filed has been performed and filed, all taxes and other payments have been paid and all filings have been made;

    (d) The Property is free and clear of any encumbrances, liens or charges and neither the Vendor nor, to the best of the Vendor's knowledge, any of her predecessors in interest or title, have done anything whereby the Property may be encumbered; and

    (e) He has the right to enter into this Agreement and to deal with the Property in accordance with the terms of this Agreement, there are no disputes over the title to the Property, and no other party has any interest in the Property or the production therefrom or any right to acquire any such interest.

PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES
---------------------------------------------

2.         The  Purchaser  represents  and  warrants  to  the  Vendor  that:

    (a) it has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, amalgamation or continuation;

    (b) it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Purchaser or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Purchaser is a party or by which it is bound or to which it or the Property may be subject; and

    (c) no proceedings are pending for, and the Purchaser is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Purchaser or the placing of the Purchaser in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES
----------------------------------------------


3. The representations and warranties in this Agreement shall survive the closing of this transaction and shall apply to all assignments, conveyances, transfers and documents delivered in connection with this Agreement and there shall not be any merger of any representations and warranties in such assignments, conveyances, transfers or documents notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived. The Vendor shall have the right to waive any representation and warranty made by the Purchaser in the Vendor's favour without prejudice to any of its rights with respect to any other breach by the Purchaser and the

Purchaser shall have the same right with respect to any of the Vendor's representations in the Purchaser's favour.

PURCHASE  AND  SALE
-------------------

4. The Vendor hereby sells and assigns and the Purchaser hereby purchases an undivided 100% interest in and to the Property for the sum of $2,500 US.

FURTHER  ASSURANCES
-------------------

5. Concurrently with the execution of this Agreement the Vendor shall execute or cause to be executed a Bill of Sale or such other documents as the Purchaser may reasonable require transferring a 100% interest in and to the Property to the Purchaser or its nominee which the Purchaser shall be at liberty to record forthwith. The parties shall execute all further documents or assurances as may be required to carry out the full intent of this Agreement.

NOTICE
------

6. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered, telegraphed or telecopied to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or telegraphed or, if given by telecopier, shall be deemed conclusively to be the next business day. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

PAYMENT
-------

7.         All  references  to monies hereunder will be in United States funds.
All payments to be made to any party hereunder may be made by cheque mailed or delivered to such party to its address for notice purposes as provided herein.

ENTIRE  AGREEMENT
-----------------

8. This Agreement constitutes the entire agreement between the parties and replaces and supercedes all agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or express or implied, statutory or otherwise, between the parties with respect to the subject matter herein.

GENDER
------

9. Wherever the singular or neuter are used herein the same shall be deemed to include the plural, feminine or masculine.

ENUREMENT
---------

10. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

SIGNED  SEALED  &  DELIVERED
BY  GLEN  MACDONALD
in  the  presence  of:


/s/ Angela  O'Neill                         /s/ Glen  MacDonald
----------------------                      -------------------
Signature  of  Witness                          Glen  MacDonald

ANGELA  O'NEILL
------------------------------------
Name  of  Witness


------------------------------------
Address  of  Witness


------------------------------------



TEXADA  VENTURES  INC.
by  its  authorized  signatory:

/s/  Marc  Branson
------------------------------------
Signature  of  Authorized  Signatory

MARC  BRANSON
------------------------------------
Name  of  Authorized  Signatory

President
------------------------------------
Position  of  Authorized  Signatory

                                       SCHEDULE"A"
                                       -----------


                                      THE  PROPERTY
                                      -------------



Claim  Name               Grant  Number               Expiry  Date
-----------               -------------               ------------

Peek  1                    YC19158               August  19,  2002
Peek  2                    YC19159               August  19,  2002
Peek  3                    YC19160               August  19,  2002
Peek  4                    YC19161               August  19,  2002
Peek  5                    YC19162               August  19,  2002
Peek  6                    YC19163               August  19,  2002
Peek  7                    YC19164               August  19,  2002
Peek  8                    YC19165               August  19,  2002

all  located  in  the  Whitehorse  Mining  District,  Yukon  Territory.